D2 Contingent liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
D2 Contingent liabilities

Contingent liabilities

Contingent liabilities
	2021	2020
Contingent liabilities	1,614	1,198
Total	1,614	1,198
Contingent liabilities mainly relate to pensions, litigations and tax litigations in subsidiaries. Contingent liabilities assumed by the Company include guarantees of loans to other companies of SEK 16 (15) million.
All ongoing legal and tax proceedings have been evaluated, their potential economic outflows and probability estimated, and necessary provisions made, or contingent liabilities disclosed. In note A2 “Critical accounting estimates and judgments,” further disclosure is presented in relation to (i) key sources of es timation uncertainty and (ii) the decision made in relation to accounting policies applied.

On October 4, 2021, Ericsson asked the U.S. District Court for the Eastern District of Texas for a declaration that Ericsson has, in its negotiations with Apple, complied with its FRAND commitment and all other applicable laws and policies that would affect the terms of Ericsson’s and Apple’s prospective license. On December 17, 2021, Apple filed a responsive case against Ericsson in the U.S. District Court for the Eastern District of Texas alleging, among other things, that Ericsson breached obligations associated with the licensing of its standard essential patents under FRAND terms. The filing of lawsuits, complaints and other proceedings, when parties take legal action over a patent license agreement renewal, is standard and consequently additional lawsuits, complaints and other proceedings, may follow. See also note H6 “Events after reporting period.”
As part of its defense to a now settled patent infringement lawsuit filed by Ericsson in 2013 in the Delhi High Court against Indian handset company Micromax, Micromax filed a complaint against Ericsson with the Competition Commission of India (CCI). The CCI decided to refer the case to the Director General’s Office for an in-depth
investigation. The CCI opened similar investigations against Ericsson in January 2014 based on claims made by Intex Technologies (India) Limited and, in 2015, based on a now settled claim from iBall. Ericsson has challenged CCI’s jurisdiction in these cases before the Delhi High Court and is awaiting final appellate decision by the Supreme Court of India.
In April 2019, Ericsson was informed by China’s State Administration for Market Regulation (SAMR) Anti-monopoly bureau that SAMR has initiated an investigation into Ericsson’s patent licensing practices in China. Ericsson is cooperating with the investigation, which is still in a fact-finding phase. The next steps include continued fact finding and meetings with SAMR in order to facilitate the authority’s assessments and conclusions.
In October 2021, Ericsson received correspondence from the US Department of Justice (DOJ) stating its determination that the Company had breached its obligations under its Deferred Prosecution Agreement (DPA) by failing to provide certain documents and factual information. The Company cannot provide further detail about the determination by the DOJ or predict the outcome of the resolution of this matter at this time. Hence it is not possible to reliably estimate potential future cash outflows in resolving the matter.
 See also note H6 “ Events after reporting period.”

The above matters relating to Apple, Micromax, SAMR and the DOJ have not been included in the contingent liability amount disclosed in the table.